UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2015 (June 11, 2015)
Date of Report (Date of earliest event reported)

TOUCHPOINT METRICS, INC.
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2651
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2015, we filed amended articles of incorporation with the Secretary of State of California to change our name from Touchpoint Metrics, Inc. to McorpCX, Inc.

Item 5.07                          Submission of Matters to a Vote of Security Holders

On June 11, 2015 at 11:00 a.m. Pacific Time we held our annual meeting of shareholders.  At the meeting of shareholders the following matters were submitted to our shareholders for a vote thereon:

1.	Election of Michael Hinshaw and Ashley Garnot to the board of directors. The vote to elect Michael Hinshaw and Ashley Garnot passed 10,632,302, yes; 0 no; 5,448,856 abstained.

2.	An amendment to our articles of incorporation to change our name to McorpCX, Inc. The vote to approve the name change was 10,612,302, yes; 0 no; 20,000 abstained.

3.
Ratify the selection of David Lee Hillary, Jr., CPA, CITP as our independent auditor for the year ending December 31, 2015.  The vote to approve David Lee Hillary, Jr., CPA, CITP as our independent auditor for the year ending December 31, 2015 passed 10,612,302, yes; 0 no; 20,000 abstained.

Thereafter the annual meeting was adjourned.

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Document

3.5	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT METRICS, INC.

Date: July 10, 2015	By: MICHAEL HINSHAW
Name: MICHAEL HINSHAW Title: Chief Executive Officer and Chief Financial Officer